Exhibit 99.1

Hall of Fame Resort & Entertainment Company Announces Fourth Quarter and Full Year 2020 Results

CANTON, Ohio – March 10, 2021 – Hall of Fame Resort & Entertainment Company (NASDAQ: HOFV, HOFVW), the only resort, entertainment and media company centered around the power of professional football, announced its fourth quarter fiscal 2020 results for the period ended December 31, 2020.

“We finished fiscal year 2020 strong and are well positioned to continue that momentum into 2021. The past year was an historic one as we became a publicly traded company. Since then, we have diligently worked to execute against the game plan detailed during our prior earnings calls,” shared President and CEO Michael Crawford. “We are very pleased with where we are, having delivered on what we said we would do, and doing it all in the face of a global health pandemic,” said Michael Crawford, “We have rebalanced our financial capabilities and have brought in the necessary equity to further optimize the capital stack to continue with our game plan for Company growth. We have pragmatically repositioned ourselves for both near and long-term success, making strategic investments in the future to drive positive results for our shareholders.”

Between the Gordon Pointe Merger and subsequent equity raises, the Company will have raised over $100 million in new equity, allowing us to move forward with several key strategic initiatives. As part of Phase II, the Company furthered construction of destination assets in Canton, Ohio, preparing land and new infrastructure required for Hall of Fame Village powered by Johnson Controls. Construction of the Constellation Center for Excellence began as well as the completed renovation and opening of the Doubletree by Hilton Canton Downtown, the first of two planned Phase II hotel properties. The Company also added to the depth and experience of the management team, with the addition of several seasoned executives in the areas of media and sponsorship. Those key hires pushed continued business growth for the Company, including the signing of a new media deal during the fourth quarter (with two additional media deals signed in the first quarter of 2021 and a line of sight on several others), multiple sponsorships deals, and the planned launch of the Company’s original fantasy football league, the Hall of Fantasy League (HOFL), which will activate in the next 30 days and begin play in conjunction with the 2021 NFL season. At the end of the year, the Company began seeing a restart of events (both sport and non-sport) and have seen a significant increase in demand for new events in 2021. Having already hosted multiple larger sporting tournaments at their National Youth Football and Sports Complex, the Company has many more scheduled over the course of the year. This includes one of the first music festivals to be announced this year, the Highway 77 Music Festival, which allows the campus of the Hall of Fame Village powered by Johnson Controls to be showcased alongside other milestone events, including two Pro Football Hall of Fame Enshrinements, the Black College Football Hall of Fame Classic, the Women’s Football Alliance Championship weekend, and the kickoff to the NFL preseason with the Hall of Fame game.

Key Financial Highlights

●	Beginning with the Gordon Pointe Merger, the Company will have raised over $100 million in new equity between the Merger and first quarter 2021.

●	Full year 2020 revenue of $7.1 million, and fourth quarter revenue growth of 4% to $1.8 million.

●	Full year 2020 net loss of $71.3 million, and fourth quarter net loss of $14.6 million.

●	Full year 2020 adjusted EBITDA was a loss of $20.5 million, and fourth quarter adjusted EBITDA was a loss of $6.5 million. See page 7 for reconciliation of net loss to adjusted EBITDA.

4th Quarter Business Highlights

●	Signed agreements with TopGolf and Shula’s Restaurant Group for prime retail locations at the Hall of Fame Village, powered by Johnson Controls.

●	Signed a media partnership agreement with WaV Sports & Entertainment and Sports Illustrated Studios and 101 Studios to produce an exclusive, original docuseries centered on the NFL Alumni Academy, the NFL Alumni Association’s player development program.

●	Signed over 10 athletes to NFL teams, through the NFL Alumni Academy.

●	Partnered with StakeKings to power the Hall of Fantasy League and enable fan engagement in a way unique to our platform.

●	Agreement with Spectra Partnerships to support growing revenue through sponsorships.

●	Signed a three-year sponsorship deal with Republic Waste Management. Republic will serve as the Company’s preferred waste and recycling partner and utilize the site as an education center for recycling and sustainability.

●	Opened newly renovated DoubleTree by Hilton in Downtown Canton, investing over $30 million in the property.

●	Secured $40 million loan from Aquarian Holdings, with uses of the proceeds including the repayment of the balance of an existing bridge loan as well as progressing the Company’s strategic initiatives.

●	Closed on the sale of 20.5 million shares of common stock and corresponding number of warrants in an underwritten public offering, which includes the full exercise of the underwriters’ over-allotment option, for gross proceeds of approximately $28.7 million.

●	Converted $15 million of debt owed to Industrial Realty Group, LLC, the Company’s largest shareholder, to equity including warrants.

Subsequent To Year End Highlights

●	Formed a media partnership with Tupelo Honey, one of the nation’s largest independent production companies, to work on producing INSPIRED: Heroes of Change, an unscripted series featuring professional football figures who are using their platforms to improve their communities.

●	Announced the development of the Heisman to Hall of Fame documentary with Elite Holdings, LLC that will be produced in partnership with NFL Films. The documentary will highlight the careers of the ten men that have accomplished this achievement.

●	Announced that the Highway 77 Music Festival will take place at the Hall of Fame Village powered by Johnson Controls, on Sunday, September 12, 2021.

●	Signed a multi-year partnership with the Women’s Football Alliance to host its four division championships at the Tom Benson Hall of Fame Stadium beginning this year.

●	Closed on the sale of 14.1 million shares of common stock in an upsized underwritten public offering, which includes the full exercise of the underwriters’ over-allotment option, for gross proceeds of approximately $34.5 million.

●	Signed a term sheet with IRG, the largest shareholder of the Company, for $15 million of convertible preferred equity and 50% warrant coverage, expected to close by the end of first quarter 2021.

Conference Call

The Company will host a conference call and webcast tomorrow Thursday, March 11, 2021, beginning at 8:30 a.m. ET, to provide commentary on the business. Speaking on the call will be Michael Crawford, President and Chief Executive Officer, and Jason Krom, Chief Financial Officer.

Investors and all other interested parties can access the live webcast and replay at the Company’s website: ir.hofreco.com.

About Hall of Fame Resort & Entertainment Company

Hall of Fame Resort & Entertainment Company (NASDAQ: HOFV, HOFVW) is a resort and entertainment company leveraging the power and popularity of professional football and its legendary players in partnership with the Pro Football Hall of Fame. Headquartered in Canton, Ohio, the Hall of Fame Resort & Entertainment Company is the owner of the Hall of Fame Village powered by Johnson Controls, a multi-use sports, entertainment and media destination centered around the Pro Football Hall of Fame’s campus. Additional information on the Company can be found at www.HOFREco.com.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words and phrases such as “will”, “continue”, “game plan”, “future”, “well positioned”, “near term”, “line of sight”, “scheduled”, “plans”, “strategy”, “goals”, “opportunities”, and “long-term” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to recognize the anticipated benefits of the business combination; costs related to the business combination; the inability to obtain or maintain the listing of the Company’s shares on Nasdaq; the Company’s ability to manage growth; the Company’s ability to execute its business plan and meet its projections; potential litigation involving the Company; changes in applicable laws or regulations; general economic and market conditions impacting demand for the Company’s products and services, and in particular economic and market conditions in the resort and entertainment industry; the adverse effects of the ongoing global coronavirus (COVID-19) pandemic on capital markets, general economic conditions, unemployment and the Company’s liquidity, operations and personnel, as well as those risks and uncertainties discussed from time to time in our reports and other public filings with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Media/Investor Contacts:

For Hall of Fame Resort & Entertainment Company

Media Inquiries: public.relations@hofreco.com

Investor Inquiries: investor.relations@hofreco.com

HALL OF FAME RESORT & ENTERTAINMENT COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Years Ended December 31,
	2020	2019
Revenues
Sponsorships, net of activation costs	$6,424,201	$6,720,298
Rents and cost recoveries	474,020	1,064,569
Event revenues	38,750	76,464
Hotel revenues	162,183	—
Total revenues	$7,099,154	$7,861,331

Operating expenses
Property operating expenses	25,701,821	16,707,537
Hotel operating expenses	419,595	—
Commission expense	1,671,964	1,003,226
Depreciation expense	11,085,230	10,915,839
Loss on abandonment of project development costs	—	12,194,783
Total operating expenses	38,878,610	40,821,385

Loss from operations	(31,779,456)	(32,960,054)

Other expense
Interest expense	(5,718,473)	(9,416,099)
Amortization of discount on note payable	(10,570,974)	(13,274,793)
Loss on extinguishment of debt	(4,282,220)	—
Loss in joint venture	—	(252,934)
Business combination costs	(19,137,165)	—
Total other expense	$(39,708,832)	$(22,943,826)

Net loss before income taxes	$(71,488,288)	$(55,903,880)

(Benefit from) provision for income taxes	—	—

Net loss	$(71,488,288)	$(55,903,880)

Non-controlling interest	(196,506)	—

Net loss attributable to HOFRE stockholders	$(71,291,782)	$(55,903,880)
Net loss per share - basic and diluted	$(2.68)	$(10.28)
Weighted average shares outstanding, basic and diluted	26,644,449	5,436,000

HALL OF FAME RESORT & ENTERTAINMENT COMPANY AND SUBSIDIARIES

 CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2020	2019
Assets
Cash	$7,145,661	$2,818,194
Restricted cash	32,907,800	5,796,398
Accounts receivable, net	1,545,089	1,355,369
Prepaid expenses and other assets	6,920,851	2,292,859
Property and equipment, net	154,355,763	134,910,887
Project development costs	107,969,139	88,587,699
Total assets	$310,844,303	$235,761,406
Liabilities and stockholders’ equity
Liabilities
Notes payable, net	$98,899,367	$164,922,714
Accounts payable and accrued expenses	20,538,190	12,871,487
Due to affiliate	1,723,556	19,333,590
Other liabilities	5,489,469	3,684,276
Total liabilities	126,650,582	200,812,067
Commitments and contingencies (Note 7 and 8)
Stockholders’ equity
Preferred stock, $0.0001 par value; 5,000,000 shares authorized;
No shares issued or outstanding at December 31, 2020 and December 31, 2019	-	-
Common stock, $0.0001 par value; 300,000,000 shares authorized;
64,091,266 and 5,436,000 shares issued and outstanding at December 31, 2020 and December 31, 2019, respectively	6,410	544
Additional paid-in capital	217,027,804	-
Accumulated (deficit) earnings	(32,643,987)	34,948,795
Total equity attributable to HOFRE	184,390,227	34,949,339
Non-controlling interest	(196,506)	-
Total equity	184,193,721	-
Total liabilities and stockholders’ equity	$310,844,303	$235,761,406

HALL OF FAME RESORT & ENTERTAINMENT COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2020	2019
Cash Flows From Operating Activities
Net loss	$(71,488,288)	$(55,903,880)
Adjustments to reconcile net loss to cash flows (used in) provided by operating activities
Depreciation expense	11,085,230	10,915,839
Amortization of note discounts	10,570,974	13,274,793
Bad debt expense	-	788,689
Loss on abandonment of project development costs	-	12,194,783
Loss from equity method investment	-	252,576
Interest paid in kind	4,066,691	5,722,638
Loss on extinguishment of debt	4,282,220	-
Stock-based compensation expense	4,523,773	-
Changes in operating assets and liabilities:
Accounts receivable	(189,720)	360,677
Prepaid expenses and other assets	(4,627,992)	(1,631,829)
Accounts payable and accrued expenses	28,334,412	3,650,041
Due to affiliates	(9,644,241)	9,459,293
Other liabilities	4,721,670	1,849,398
Net cash (used in) provided by operating activities	(18,365,271)	933,018
Cash Flows From Investing Activities
Additions to project development costs and property equipment	(48,614,331)	(16,723,883)
Proceeds from business combination	31,034,781	-
Net cash used in investing activities	(17,579,550)	(16,723,883)
Cash Flows From Financing Activities
Proceeds from notes payable	106,976,651	23,588,122
Repayments of notes payable	(62,593,562)	(7,023,874)
Payment of financing costs	(3,227,898)	(576,741)
Proceeds from equity raises	26,228,499	-
Net cash provided by financing activities	67,383,690	15,987,507
Net increase in cash and restricted cash	31,438,869	196,642
Cash and restricted cash, beginning of year	8,614,592	8,417,950
Cash and restricted cash, end of year	$40,053,461	$8,614,592
Cash	$7,145,661	$2,818,194
Restricted Cash	32,907,800	5,796,398
Total cash and restricted cash	$40,053,461	$8,614,592

Non-GAAP Financial Measures

The Company reports its financial results in accordance with accounting principals generally accepted in the United States (“GAAP”) and corresponding metrics as non-GAAP financial measures. The presentation includes references to the following non-GAAP financial measures: EBITDA and adjusted EBITDA. These are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance. Management believes that reporting these non-GAAP financial measures is useful to investors as these measures are representative of the company’s performance and provide improve comparability of results. See the =table below for the definitions of the non-GAAP financial measures referred to above and corresponding reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures. Non-GAAP financial measures should be viewed as additions to, and not as alternatives for HOFV’s results prepared in accordance with GAAP. In additional, the non-GAAP measures HOFV uses may differ from non-GAAP measures used by other companies, and other companies may not define the non-GAAP measures the company uses in the same way.

	For the Year Ended December 31, 2020
	Three Months Ended	Twelve Months Ended
Adjusted EBITDA Reconcilliation
Net loss attributable to HOFRE stockholders	$(14,554,792)	$(71,291,782)
(Benefit from) provision for income taxes	-	-
Interest expense	893,428	5,718,473
Depreciation expense	2,886,761	11,085,230
Amortization of note discounts	849,490	10,570,974
EBITDA	(9,925,113)	(43,917,105)
Loss on extinguishment of debt	3,404,244	4,282,220
Business combination costs	-	19,137,165
Adjusted EBITDA	$(6,520,869)	$(20,497,720)